Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of March 9, 2026, is entered into by and between INTEGRATED RAIL & RESOURCES INC., a Delaware corporation (the “Company”), and the buyer identified on the signature pages hereto (the “Buyer”).

RECITALS

WHEREAS, as of February 17, 2026, the Company was indebted to the Buyer pursuant to that certain: (i) invoice #200653 dated December 16, 2024 in the total aggregate amount of $449,581; (ii) invoice #205275 dated July 31, 2025, in the total aggregate amount of $190,548; (iii) invoice #205881 dated September 2, 2025, in the total aggregate amount of $444,600; (iv) invoice #206576 dated September 30, 2025, in the total aggregate amount of $105,860; (v) invoice #207152 dated October 28, 2025, in the total aggregate amount of $125,000; and (vi) invoice #208792 dated January 27, 2026, in the total aggregate amount of $140,000 (collectively, the “Invoices”);

WHEREAS, on February 18, 2026, the Company made a wire payment of immediately available funds to the Buyer in the total aggregate amount of $750,000, resulting in remaining indebtedness owing to the Buyer of $705,589 (together with all accrued interest, fees and other amounts owing in connection therewith, the “Debt”); and

WHEREAS, the Company seeks to issue and deliver to the Buyer, and the Buyer desires to acquire from the Company, an aggregate of 7,056 shares of the Company's Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), having the designation, preferences, rights, privileges, powers and terms and conditions as specified in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on January 23, 2026 (the “Certificate of Designations”), in full satisfaction and discharge of the Debt; and

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Issuance of the Preferred Shares in Satisfaction of Debt.

(a) Issuance in Satisfaction of Debt. On the terms and subject to the conditions set forth herein, on the Closing Date (as defined below), in full satisfaction and discharge of the Debt, the Company shall issue and deliver to the Buyer, and the Buyer agrees to accept from the Company, an aggregate of 7,056 shares of Preferred Stock (the “Preferred Shares”). The Buyer hereby acknowledges and agrees that upon issuance of the Preferred Shares to the Buyer, the Debt shall be deemed satisfied, discharged and released in full, and the Buyer shall have no further claims against the Company with respect to the Debt.

(b) Satisfaction of Debt; Release. On the terms and subject to the conditions set forth herein, on the Closing Date: (i) the Debt shall be deemed fully satisfied, discharged and cancelled in full, (ii) the Company shall deliver, or cause to be delivered, evidence reasonably satisfactory to Equiniti Trust Company LLC (formerly known as American Stock Transfer & Trust Company), as the duly appointed Transfer Agent (the “Transfer Agent”), of the issuance of the Preferred Shares, and (iii) the Transfer Agent, upon receipt of the satisfactory evidence described in clause (ii) above, shall deliver the Preferred Shares to the Buyer, credited to book-entry accounts maintained by the Transfer Agent. In consideration of the issuance of the Preferred Shares, the Buyer, on behalf of itself and its successors, assigns, heirs, executors, administrators, agents, representatives and affiliates (collectively, the “Buyer Releasing Parties”), hereby fully and forever releases and discharges the Company and its subsidiaries, affiliates, officers, directors, employees, agents, successors and assigns (collectively, the “Company Released Parties”) from any and all claims, demands, actions, causes of action, costs, expenses, damages, liabilities and obligations of every kind and nature, whether known or unknown, suspected or unsuspected, disclosed or undisclosed, that the Buyer Releasing Parties now have, have ever had, or may hereafter have against the Company Released Parties arising out of, relating to, or in any way connected with the Debt.

(c) Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Sections 5 and 6 below, the date and time of the issuance of the Preferred Shares pursuant to this Agreement (the “Closing Date”) shall be the date hereof or such other date as the parties may mutually agree.

(d) Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties (including via exchange of electronic signatures).

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company as of the Closing Date that:

(a) Investment Purpose. As of the Closing Date, the Buyer is acquiring the Preferred Shares (the Preferred Shares and shares of the Company’s common stock (the “Common Stock”) issuable upon conversion of the Preferred Shares shall collectively be referred to herein as the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

(b) Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

(c) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(d) Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by the Buyer or any of its advisors or representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

(e) Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f) Transfer or Re-sale. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (A) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (B) the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (C) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) in a transaction exempt from the registration requirements of the 1933 Act, (D) the Securities are sold pursuant to Rule 144 or other applicable exemption, or (E) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule), and the Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; and (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

(g) Legend(s). The Buyer understands that until such time as the Preferred Shares and/or the shares of Common Stock issuable upon conversion of the Preferred Shares, have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act (“Rule 144A”), Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear restrictive legends in substantially the following forms (and a stop-transfer order may be placed against transfer of such Securities):

THE SECURITIES REPRESENTED HEREBY (INCLUDING THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.

NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT THESE SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR ANOTHER AVAILABLE EXEMPTION UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER.

The legends set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable Securities without such legends to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable Securities to such holder by electronic delivery by crediting the account of such holder’s broker with The Depository Trust Company (“DTC”), if, unless otherwise required by applicable state securities laws, (i) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (ii) the Company or the Buyer provides a legal opinion (as contemplated by and in accordance with Section 2(f)(i)(B) above) to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of the Transfer Agent and all DTC fees associated with any such issuance. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legends have been removed, in compliance with applicable prospectus delivery requirements, if any.

(h) Authorization; Enforcement. This Agreement and the Registration Rights Agreement (as defined below) have been duly and validly authorized by the Buyer and have been duly executed and delivered on behalf of the Buyer, and this Agreement and the Registration Rights Agreement constitute valid and binding agreements of the Buyer enforceable in accordance with their terms (assuming the due authorization, execution and delivery of the same by the Company, as applicable), except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity.

(i) Acknowledgment of Debt and Release. The Buyer represents and warrants that (i) the Buyer is the sole legal and beneficial owner of the Debt, (ii) the aggregate principal amount of the Debt (constituting all amount that remain outstanding under the Invoices) is $705,589, (iii) the Buyer has full right, power and authority to accept the Preferred Shares in full satisfaction and discharge of the Debt and cancellation of the Invoices, (iv) no other person has any claim to or interest in the Debt or the Invoices, and (v) upon the issuance of the Preferred Shares to the Buyer, the Debt and all obligations under the Invoices will be fully satisfied, discharged and released in their entirety and the Buyer shall have no further claims against the Company or any of its subsidiaries or affiliates with respect to the Debt, the Invoices, or any related obligations.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer as of the Closing Date that, except as set forth or described in any of the SEC Documents (as defined below):

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated, and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest, that are material to the Company.

(b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the Certificate of Designations and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the filing with the Secretary of State of the State of Delaware of the Certificate of Designations and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares, as well as the issuance and reservation for issuance of the shares of Common Stock issuable upon conversion of the Preferred Shares) have been duly authorized by the Company’s Board of Directors (the “Board”) and no further consent or authorization of the Company, the Board, the Company’s shareholders, or the Company’s debt holders is required, (iii) this Agreement (together with any other instruments executed in connection herewith, including the Certificate of Designations to be filed with the Secretary of State of the State of Delaware) has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other instruments and documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. All of such outstanding shares of capital stock of the Company and the Preferred Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares, are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. As of the date hereof, there are 6,575,561 shares of Common Stock issued and outstanding and 53,000 shares of Series A preferred stock issued and outstanding. Except (i) as otherwise set forth in this clause (c), (ii) for the Preferred Stock to be issued pursuant to this Agreement, or (iii) as disclosed in the SEC Documents, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, ownership interests in the Company are outstanding and no shares of preferred stock are issued and outstanding.

(d) Issuance of Preferred Shares. The issuance of the Securities has been duly authorized and, when issued, each will be validly issued, fully paid and non-assessable, and free from all Taxes (as defined below), liens, claims and encumbrances with respect to the issue thereof and such Securities will not be issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right, and will not impose personal liability upon the holder thereof. The shares of Common Stock issuable upon conversion of the Preferred Shares have been duly reserved for such issuance. If physical certificates representing the Preferred Shares are issued, the Transfer Agent, upon receipt of satisfactory evidence, shall deliver certificates representing the shares of Common Stock issuable upon conversion of such shares of Preferred Shares formerly evidenced by the physical certificate.

(e) Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the shares of Common Stock issuable upon conversion of the Preferred Shares. The Company further acknowledges that its obligation to issue, upon conversion of the Preferred Shares, shares of Common Stock, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(f) Subsidiaries. Except for Tar Sands Holdings II, LLC, a Utah limited liability company and wholly owned Subsidiary of the Company, and Integrated Rail and Resources Acquisition Corp., a Delaware corporation and wholly owned Subsidiary of the Company, the Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement. The Company does not have any obligation to make any additional investments in any Person. To the extent the Company has any Subsidiaries, each reference to the Company in all other representations and warranties in this Agreement shall be deemed to refer to the Company and each of its Subsidiaries, either individually or collectively as the context may require.

(g) No Conflicts. The execution, delivery and performance of this Agreement and the Certificate of Designations by the Company and all other agreements, instruments or contracts contemplated hereby (collectively, the “Transaction Documents”) and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the shares of Common Stock issuable upon conversion of the Preferred Shares), will not (i) conflict with or result in a violation of any provision of the Company’s Certificate of Incorporation or Bylaws, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration, payment or cancellation of, any agreement, note, evidence of indebtedness, indenture, patent, patent license, security or instrument to which the Company or any of its Subsidiaries is a party, including options, warrants, calls or convertible or exchangeable securities, (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities is subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, in the case of this clause (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) or (iv) trigger any anti-dilution and/or ratchet provision contained in any other contract in which the Company is a party thereto or any security issued by the Company. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Certificate of Designations in accordance with the terms hereof or thereof or to issue the Preferred Shares in accordance with the terms hereof and, upon conversion of the Preferred Shares, issue shares of Common Stock as applicable. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

(h) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents are, or have been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The independent auditor of the Company as of the date of the most recent audited balance sheet of the Company is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. Since the date of the most recent balance sheet of the Company audited by such auditor, based on an annual evaluation of disclosure controls and procedures, except as set forth in the SEC Documents, the Company is not aware of (i) any material weakness in the design or operation of internal controls over financial reporting that are likely to adversely affect its ability to record, process, summarize and report financial data or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of the Company. The Company is subject to the reporting requirements of the 1934 Act.

(i) Intellectual Property. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated; there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated; to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

(j) Acknowledgment Regarding Buyer’s Acquisition of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length creditor receiving the Securities in satisfaction of the Debt with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’s acquisition of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(k) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities. None of the Company or any of its Subsidiaries is, nor after giving effect to the offering and sale of the Preferred Shares and the application of the net proceeds from such sale, will be, an “investment company” or a company “controlled by” an “investment company,” each as defined in the Investment Company Act of 1940, as amended.

(l) No Brokers; No Solicitation. Except with respect to Stifel, Nicolaus & Co. (all fees of which shall be paid by the Company), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company acknowledges and agrees that neither the Buyer nor its employee(s), member(s), beneficial owner(s), or partner(s) solicited the Company to enter into this Agreement and consummate the transactions described in this Agreement.

(m) Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(n) Title to Property. The Company and its Subsidiaries have use rights to all real property and good and marketable title to all personal property owned by them which is material to the existing business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting, and enforceable leases with such exceptions as would not have a Material Adverse Effect.

(o) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(p) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established and maintains disclosure controls and procedures (to the extent required by and as defined in Rules 13a-15(e) and 15d-15(e) under the 1934 Act), which are designed to provide reasonable assurance that material information required to be disclosed by the Company in reports that it files or submits under the 1934 Act is recorded, processed, summarized and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate, to allow for timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as of the end of the most recently completed fiscal quarter covered by the Company’s periodic reports filed with the SEC, and, except as disclosed in the SEC Documents, such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established. The Company and, to the Company’s knowledge, its directors or officers, in their capacities as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(q) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(r) No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(s) Tax Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company and each of its Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file) all Tax Returns required to be filed by any of them, and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate, (ii) all Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown on any Tax Return) have been timely paid except for Taxes which are being contested in good faith by appropriate proceedings which have been adequately reserved against in accordance with GAAP, (iii) no examination or audit of any Tax Return relating to any Taxes of the Company or any of its Subsidiaries or with respect to any Taxes due from or with respect to the Company or any of its Subsidiaries by any governmental authority is currently in progress or threatened in writing, (iv) none of the Company or any of its Subsidiaries has engaged in, or has any liability or obligation with respect to, any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2), (v) neither the Company nor any of its Subsidiaries has distributed stock of another person, or has had its stock distributed by another person, in a transaction that was or was purported or intended to be governed in whole or in part by Section 355 or 361 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), (vi) with respect to the Company, each of its Subsidiaries and their respective assets, (A) there are no deficiencies for any Tax which have not been settled and paid and (B) there are no liens for Taxes upon any of the assets of the Company or such Subsidiary, (vii) neither the Company nor any of its Subsidiaries has (A) waived, or had waived on its behalf, any statute of limitations in respect of any Taxes, (B) agreed on its behalf to any extension of time with respect to any Tax assessment or deficiency, or (C) executed any “closing agreement” pursuant to Section 7121 of the Code or any predecessor provision thereof, or any similar provision of state, local or non-U.S. law, (viii) no written claim has ever been made by a taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file a particular type of Tax Return or pay a particular type of Tax that the Company or any of its Subsidiaries is or may be required to file such Tax Return or pay such Tax (including obligations to withhold amounts with respect to Tax) in that jurisdiction, (ix) the Company and each of its Subsidiaries has (A) timely withheld and paid over to the appropriate taxing authority (or set aside for timely payment to the appropriate taxing authority) all Taxes required to be withheld from amounts distributed, paid, or owing to any equityholder, employee, contractor, or other third party and (B) complied in all material respects with all related reporting and record keeping requirements, and all IRS Forms W-2 and 1099 required with respect thereto have been completed and timely filed, (x) none of the Company or any of its Subsidiaries is a party to or bound by any Tax allocation, sharing, indemnity, or similar agreement (other than an agreement entered into in the ordinary course of business the principal subject matter of which is not the allocation, sharing, or indemnification of Taxes), (xi) none of the Company or any of its Subsidiaries (A) is or has ever been a member of an affiliated group (within the meaning of Section 1504(a) of the Code or similar group defined under any similar provision of state, local, or non-U.S. Tax Law) filing a consolidated, combined, unitary, or aggregate group Tax Return for any taxable period and (B) has no liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any corresponding or similar provision of state, local, or non-U.S. Tax Law), as a transferee or successor, by contract (other than a contract entered into in the ordinary course of business the principal subject matter of which is not the allocation, sharing, or indemnification of Taxes), operation of law or otherwise, (xii) the consummation of the transactions provided for in this Agreement, either alone or together with any other event, such as termination of employment, will not give rise to the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding or similar provision of state, local, or non-U.S. Tax Law), and (xii) each “nonqualified deferred compensation plan” (as defined for purposes of Section 409A(d)(l) of the Code) with respect to the Company or any of its Subsidiaries is, and at all times has been, in documentary and operational compliance with Section 409A of the Code. The Company is not currently, and has not been during the prior five (5) years, a United States real property holding corporation within the meaning of Section 897 of the Code. For purposes of this Agreement, (x) “Taxes” means any and all United States federal, state, local or non-United States taxes, and other similar charges in the nature of a tax (together with any and all interest, penalties and additions to tax) imposed by any governmental authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; and (y) “Tax Return” means returns, reports, claims for refund, declarations of estimated Taxes and information statements, including any schedule or attachment thereto or any amendment thereof, with respect to Taxes filed or required to be filed with any governmental authority, including consolidated, combined and unitary tax returns.

(t) No Material Adverse Effect. Except as expressly set forth in or contemplated by the SEC Documents, since January 1, 2025, no Material Adverse Effect has occurred.

(u) Litigation; Labor Disputes. Except as set forth in the SEC Documents, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or to which any property or asset (whether real or persona, tangible or intangible) of the Company or any of its Subsidiaries is subject that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or which challenges the validity of this Agreement or any Transaction Document, or the right of the Company to enter into this Agreement or any of the Transaction Documents or to consummate the transactions contemplated hereby and thereby. No labor dispute with the employees of any of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent, that would reasonably be expected to have a Material Adverse Effect.

(v) No Default. None of the Company nor any of its Subsidiaries is in breach of, default under or violation in the performance of (and no condition or event exists that, with or without notice or lapse of time or both, would constitute such a breach of, default under or violation in the performance of) any obligation, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties or assets (whether real or personal, tangible or intangible) may be bound, which breach, default or violation would, if continued, reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Company or its Subsidiaries to perform its obligations hereunder or under the Transaction Documents.

(w) Required Disclosures or Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or its Subsidiaries or to which any of the Company or its Subsidiaries is a party, or to which any of their respective properties or assets (whether real or persona, tangible or intangible) is subject, that are required to be described in the SEC Documents but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the SEC Documents or to be filed as an exhibit to the SEC Documents that are not described or filed as required by the 1933 Act or the 1934 Act.

4. Additional Covenants, Agreements and Acknowledgements.

(a) Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities if required under Regulation D and requested by the Buyer and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

(b) Information. For so long as the Preferred Shares remain outstanding, the Buyer and its advisors will be furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been reasonably requested by the Buyer or its advisors. For so long as the Preferred Shares remain outstanding the Buyer and its advisors will be afforded the opportunity to ask questions of the Company regarding its business and affairs. Neither such inquiries nor any other due diligence investigation conducted by the Buyer or any of its advisors or representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 above.

(c) Use of Proceeds. [Reserved].

(d) No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

(e) Disclosure of Transactions and Other Material Information. Within four (4) business days following the date this Agreement has been fully executed, the Company shall file a Current Report on Form 8-K (if required) describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching this Agreement and the Certificate of Designations (the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Company agrees that the Buyer shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents. Other than filings made by the Company with the SEC, neither the Company nor any of its affiliates or representatives shall disclose the identity of, or any other information concerning, the Buyer or any of its affiliates until having first provided the Buyer a reasonable opportunity to review and comment on such disclosure (with such comments being incorporated or reflected, to the extent reasonable, in any such disclosure); provided that the foregoing shall not delay or otherwise limit any required filing or other disclosure with the SEC or any governmental authority or otherwise hinder the Company’s or its representatives’ ability to timely comply with all laws or rules and regulations of the SEC or other governmental authority. As used in this Agreement, the term “business day” shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

(f) Registration Rights Agreement. At the Closing, the Buyer shall execute and deliver a joinder to that certain Registration Rights Agreement dated January 23, 2026 by and between the Company and the “Stockholders” party thereto (the “Registration Rights Agreement Joinder”).

(g) Authorized Common Stock. At any time that the Preferred Shares are outstanding, the Company shall from time to time take all lawful action within its control to cause the authorized share capital of the Company to include a number of authorized but unissued shares of Common Stock equal to the number of shares of Common Stock issuable upon the conversion of all the Preferred Shares then issued and outstanding. All shares of Common Stock delivered upon conversion of the Preferred Shares shall be newly issued shares or shares held in treasury by the Company, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and free and clear of any liens.

(h) Series A Preferred Stock. The Buyer, in its capacity as holder of the Series A Preferred Stock, by its execution, delivery and performance of this Agreement, shall be deemed to have consented to the Company’s issuance of the Preferred Shares to the extent such consent is required under the terms of the documents governing the issuance of the Series A Preferred Stock.

5. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Preferred Shares to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided, that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) The Buyer shall have executed this Agreement and delivered the same to the Company.

(b) The Buyer shall have executed the Registration Rights Agreement Joinder and delivered the same to the Company.

(c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

(d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. Conditions to The Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Preferred Shares, on the Closing Date, is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided, that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

(a) The Company shall have executed this Agreement and delivered the same to the Buyer.

(b) The Company shall have delivered to the Buyer the Preferred Shares.

(c) The Company shall have delivered to the Buyer an opinion of Winston & Strawn LLP in a form reasonably satisfactory to the Buyer.

(d) The Company shall have executed the Registration Rights Agreement Joinder and delivered, or caused to be delivered, the same to the Buyer.

(e) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(f) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(g) The Company shall have delivered to the Buyer a certificate of the Secretary or Assistant Secretary of the Company certifying as to and attaching (A) the Certificate of Incorporation of the Company (including any amendments thereto), (B) the Bylaws of the Company (including any amendments thereto), (C) resolutions of the Board and any other committee or governing body necessary to authorize the transactions contemplated hereby, authorizing the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Preferred Shares, and (D) the incumbency of the officers authorized to execute this Agreement and the Transaction Documents on behalf of the Company, setting forth the name and title and bearing the signatures of such officers.

7. Termination.

(a) This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing:

(i) By mutual written consent of the Company and the Buyer;

(ii) by either the Company or the Buyer, upon written notice to the other, if the Closing shall not have occurred by the later of (x) March 2, 2026 and (y) the date that is five (5) Business Days after all conditions to such party’s obligation to close set forth in Section 5 or Section 6, as applicable, have been satisfied (or waived by such party) (the “Outside Date”); provided, that the right to terminate this Agreement under this Section 7(a)(ii) shall not be available to any party whose breach of any representation, warranty, covenant or agreement hereunder has been the primary cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(iii) by the Buyer, upon written notice to the Company, if all of the conditions to the Buyer’s obligation to close set forth in Section 6 have been satisfied (or waived by the Buyer) and the Company fails to consummate the Closing within five (5) Business Days after the later of

(x) the Outside Date and (y) the date on which such conditions are so satisfied (or waived).

(b) In the event of termination of this Agreement pursuant to this Section, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of any party hereto, other than as provided in Section 9, and except that nothing herein shall relieve any party from liability for any intentional breach of this Agreement prior to such termination.

8. Tax Matters.

(a) The Company and its paying agent shall, subject to Section 8(c) below, be entitled to withhold Taxes on all payments to the Buyer on the Preferred Stock or Common Stock or other securities issued upon conversion of the Preferred Stock in each case to the extent required by applicable law; provided, that the Company shall use commercially reasonable efforts to provide the Buyer advance written notice of its intent to withhold at least five (5) days prior to the payment of the amount subject to withholding, and to give the Buyer a reasonable opportunity to provide any form or certificate available to reduce or eliminate such withholding. The Company agrees to reasonably cooperate with Buyer to obtain any available reduction of or relief from such withholding. Within a reasonable amount of time after making such withholding payment, the Company shall furnish the Buyer with copies of any Tax certificate, receipt or other documentation reasonably acceptable to the Buyer evidencing such payment.

(b) The Company shall pay any and all documentary, stamp and similar issue or transfer Tax due on (i) the issuance of the Preferred Stock and (ii) the issuance of shares of Common Stock upon conversion of the Preferred Stock. However, in the case of conversion of Preferred Stock, the Company shall not be required to pay any Tax or duty that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or Preferred Stock to a beneficial owner other than the beneficial owner of the Preferred Stock immediately prior to such conversion, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such Tax or duty, or has established to the satisfaction of the Company that such Tax or duty has been paid.

(c) Except to the extent otherwise required by a change in law or a “determination” within the meaning of Section 1313(a) of the Code, the parties agree, for U.S. federal (and applicable state and local) income tax purposes, (i) to treat the Preferred Stock as stock of the Company that is not “preferred stock” within the meaning of Section 305 of the Code; (ii) not to treat any dividend paid on the Company’s Common Stock in which the Preferred Stock participates as giving rise to a “disproportionate distribution” within the meaning of Section 305(b)(2) of the Code; and (iii) to consider in good faith any and all reasonable steps to ameliorate the effect of any action that the Company reasonably expects to cause the Buyer to recognize taxable income by reason of the operation of Section 305(b)(2) of the Code; provided, that for the avoidance of doubt, the Company shall not be required to breach any governing document, legal agreement or applicable law, or be subject to any unreimbursed cost expense or any liability in respect of any action or inaction by the Company in respect of the foregoing and (iv) to treat any adjustment to the Conversion Price (as defined in the Certificate of Designations) as being made pursuant to a “bona fide, reasonable, adjustment formula” within the meaning of Treasury Regulations Section 1.305-7(b); provided, that if the Company determines (in consultation with the Company’s Tax Return preparer) that an applicable change in law has occurred, the Company shall notify the Buyer and shall cooperate reasonably and in good faith with the Buyer to ameliorate the effects of such change in law. Neither party will, nor will permit their affiliates or agents (including any paying agent) to, take a contrary position or action (including on any Tax Return, IRS Form 1099 or any other information return or by way of withholding) without the other party’s prior written consent.

(d) The Company shall use commercially reasonable efforts to provide any information reasonably requested by the Buyer, at the Buyer’s expense, necessary to enable the Buyer to comply with their U.S. federal income Tax reporting obligations, including, but not limited to, a determination of the amount of the Company’s current and accumulated earnings and profits in any taxable year where such determination is relevant to determining the amount (if any) of any distribution received by the holders of the Preferred Stock from the Company that is properly treated as a dividend within the meaning of Section 316 of the Code.

9. Governing Law; Miscellaneous.

(a) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state or federal courts located in the state of Delaware. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(b) Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, such signature shall be deemed to have been duly and validly delivered and shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

(c) Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. In the event that any provision of this Agreement or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby.

(e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Without limiting the foregoing, the Invoices are superseded by this Agreement and the Certificate of Designations, and the parties hereto agree that the Invoices are hereby terminated in all respects and shall have no further force and effect. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by the Buyer.

(f) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (x) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (y) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

Integrated Rail & Resources Inc.

400 W. Morse Blvd., Suite 220

Winter Park, Florida 32789

Attention: Brian M. Feldott, Chief Executive Officer

With a copy to:

Winston & Strawn LLP

800 Capitol Street, Suite 2400

Houston, Texas 77002

Attention: Michael J. Blankenship

If to the Buyer, to:

B H, Inc.

1175 E 2000 S

Vernal, UT 84078

Attnetion: Erik Haslem

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may assign its rights hereunder to any Accredited Investor in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Transfer Agent. The duly appointed Transfer Agent for the Preferred Shares shall be Equiniti Trust Company LLC (formerly known as American Stock Transfer & Trust Company). The Company may, in its sole discretion, appoint any other person to serve as Transfer Agent for the Preferred Shares and thereafter may remove or replace Equiniti Trust Company LLC (formerly known as American Stock Transfer & Trust Company) or such other person at any time. Upon any such appointment or removal, the Company shall send notice thereof to the holders of Preferred Shares.

(j) Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Indemnification. In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement (and any other agreement or instrument contemplated hereby), the Company shall defend, protect, indemnify and hold harmless the Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (x) the execution, delivery, performance or enforcement of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, or (y) the status of the Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

(n) Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, and to enforce specifically the terms and provisions hereof and thereof, without the necessity of showing economic loss and without any bond or other security being required.

(o) Failure or Indulgence Not Waiver. No failure or delay on the part of the Buyer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Buyer existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(p) Expenses. Each party shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated by this Agreement.

[Signature Page Follows]

In Witness Whereof, the undersigned has executed this Agreement as of the date first written above.

COMPANY:	BUYER:

INTEGRATED RAIL & RESOURCES INC.	B H, INC.

By:	/s/ Brian M. Feldott	By:	/s/ Erik Haslem
Name:	Brian M. Feldott	Name:	Erik Haslem
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Signature Page to Securities Purchase Agreement